Share-Based Compensation - Summary of assumptions used for grant date fair value under binomial tree option pricing model (Detail) - Equity Incentive Plans [Member] - $ / shares	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Fair value of ordinary share (US$)	$ 0	$ 0.81
Risk-free interest rates	0.00%	3.80%
Expected volatility range	0.00%	55.10%
Expected dividend yield	0.00%	0.00%
Fair value per option granted (US$)	$ 0	$ 0.81